UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue,

49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2012

Annual Repor t

Legg Mason

Batterymarch

U.S. Small

Capitalization

Equity Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio for the twelve-month reporting period ended December 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

At the Board of Trustees of Legg Mason Global Asset Management Trust’s regular meeting held in February 2013, Western Asset Management Company was appointed as a subadviser of the Fund solely for the management of cash and short-term instruments.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman and President

February 8, 2013

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2012, but it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.0% in the first quarter of 2012. The economy then slowed in the second quarter, as GDP growth was a tepid 1.3%. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, this was a temporary uptick, as the Commerce Department’s initial estimate showed that fourth quarter GDP contracted 0.1%. This was the first negative reading since the second quarter of 2009, and was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 8.3%. Unemployment then generally declined and was 7.8% in September 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 7.9% in October, before falling to 7.8% in November, where it remained in December. The number of longer-term unemployed continued to be a headwind for the economy, as roughly 39% of the 12.2 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), while existing-home sales dipped 1.0%% on a seasonally adjusted basis in December 2012 versus the previous month, they were still 12.8% higher than in December 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,800 in December 2012, up 11.5% from December 2011. This marked the tenth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 8.5% in December, which represents a 4.4 month supply at the current sales pace. This represents the lowest inventory since May 2005.

The manufacturing sector expanded during much of the reporting period, although it experienced several soft patches. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. The PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009. However, manufacturing again expanded in December, with the PMI increasing to 50.7.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. At its June 2012 meeting, the Fed announced that it would continue its program of purchasing longer-term Treasury securities and selling an equal amount of shorter-term Treasury securities (often referred to as “Operation Twist”) until the end of 2012. In September, the Fed announced a third round of quantitative easing (“QE3”), which involves

IV	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Investment commentary (cont’d)

purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. Finally, at its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman and President

January 31, 2013

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund will invest at least 80% of net assets, plus any borrowings for investment purposes, in equity securities of companies with relatively small market capitalizations domiciled, or having their principal activities, in the U.S., at the time of investment or other investments with similar economic characteristics. The Fund normally intends to hold a portfolio that is generally comparable to, but not the same as, the Russell 2000 Indexi in terms of economic sector weightings and market capitalization but may depart from this if we believe it to be in the best interests of the Fund. The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (“ADRs”).

At Batterymarch Financial Management, Inc. (“Batterymarch”), the Fund’s adviser, all portfolios are managed on a collaborative basis using a systematic, rules-based approach. We use a bottom-up, quantitative stock selection process. The cornerstone of this process is a proprietary stock selection model that ranks the stocks in the Fund’s investable universe on a daily basis according to a variety of fundamental measures of relative attractiveness.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the first quarter of 2012, investors shed some of the battle scars from the turmoil of 2011 and became more optimistic about the state of the global economy. Indeed, reasons for optimism abounded: the U.S. Federal Reserve Board (“Fed”)ii stated that rates would stay low until 2014; the Greek default appeared orderly; the European Central Bank (“ECB”)iii continued its Long Term Refinancing Operations (“LTRO”) program; and several key U.S. economic indicators improved including U.S. gross domestic product (“GDP”)iv, manufacturing, unemployment and consumer confidence. Emboldened by these positive developments, investors embraced higher risk assets, particularly at the beginning of the quarter.

This optimism seemed to disappear in the second quarter as many drivers of global growth appeared to slow. The driving concern for many investors was whether policy makers- both abroad and in the U.S.- would support favorable economic growth policies. During this period, investors shunned risky assets in favor of safer havens, despite U.S. economic indicators that pointed towards continued, albeit slow, growth.

U.S. markets again reversed on June 6, 2012, as investors bet that the Fed would extend its stimulative growth policies in response to a third consecutive disappointing jobs report. Positive market performance continued through month-end supported by a series of favorable policy moves around the globe starting with a Chinese interest rate cut on June 7th and followed by a European agreement to bail out Spanish banks; Greek election results favoring austerity and continued Eurozone participation; a promise from the Fed to extend “Operation Twist” and concluding with the decision by European leaders on June 29, 2012, to separate banks and sovereign financing.

The flood of policy moves extended into the third quarter as central banks from around the world sought to support flagging economic growth through favorable monetary policies. In particular, the Fed’s announcement of a third round of quantitative easing (“QE3”) in September surprised the market with its scope: an open-ended promise to purchase additional agency mortgage-backed securities at a pace of $40 billion per month until the

2	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Fund overview (cont’d)

economy improves. Markets reacted accordingly by reaching highs that, in many cases, had not been seen since prior to the start of the financial crisis.

U.S. equities declined in October 2012 as some major companies reported weaker earnings than expected. Uncertainty surrounding the U.S. Presidential election, the lack of a fiscal cliff resolution, and Hurricane Sandy’s impact added to the market’s woes. However, as the quarter progressed, economic indicators showed encouraging signs of life, and investors began to see beyond the headlines to underlying fundamentals. Along with closure on the elections, November brought a stronger-than-expected jobs report, a four-year high in housing starts and improvements in consumer confidence. The December 31st late-in-the-day rally on optimism over a potential last-minute resolution of the fiscal cliff was a fitting punctuation to a year marked by transition.

Q. How did we respond to these changing market conditions?

A. We believe that fundamentals, the very basis of our investment process, will continue to be the primary driver of long-term returns. As a result, we continue to adhere to our investment philosophy while continuing to enhance our process to address sustainable market shifts. We also believe that integrated risk management is an important element of portfolio construction and our investment process will continue to reflect these long-held views. We strongly believe, particularly during times of extreme market volatility, in the value of a broadly diversified, rules-based, risk-controlled process.

Much of our research over the past several years has been focused on developing tools to help us navigate extreme market environments. As a result of this research, we’ve made several enhancements to our process including the addition of monitoring tools to identify risk in our stock selection models, particularly with regards to factor selection, as well as macro-level tools to identify regimes that are more favorable/unfavorable toward certain factor strategies. These tools allow us to follow our historical bottom-up stock ranking methodology, but also to identify extremes so we can step in to intervene if necessary.

Performance review

For the twelve months ended December 31, 2012, Class FI shares of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio returned 15.74%. The Fund’s unmanaged benchmark, the Russell 2000 Index, returned 16.35% for the same period. The Lipper Small-Cap Core Funds Category Average1 returned 14.74% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 705 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	3

Performance Snapshot as of December 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio:
Class A	7.99%	15.83%
Class C	7.65%	14.95%
Class FI	8.05%	15.74%
Class I	8.27%	16.50%
Class IS	8.26%	N/A
Russell 2000 Index	7.20%	16.35%
Lipper Small-Cap Core Funds Category Average[1]	7.92%	14.74%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class IS shares for the twelve-month period is not shown because this share class commenced operations on March 23, 2012. Performance of Class A2 shares is not shown because this share class commenced operations on October 31, 2012.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated October 31, 2012, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 1.23%, 2.08%, 1.37%, 0.94% and 0.80%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.30% for Class FI shares, 1.00% for Class I shares and 0.75% for Class IS shares. In addition, total annual operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.20% for Class A shares, 1.95% for Class C shares, 1.20% for Class FI shares and 0.90% for Class I shares. These arrangements may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 711 funds for the six-month period and among the 705 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Fund overview (cont’d)

incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection was the primary contributor to relative performance for the period, especially in the Energy, Industrials and Financials sectors. At the stock level, an overweight to Western Refining Inc. was the primary contributor to performance, followed by overweights to US Airways Group Inc. and Health Care stock Santarus Inc. All three stocks had returns well into triple digits for the year.

The impact of sector allocation decisions was positive before the impact of cash, largely as a result of an underweight to Energy and an overweight to Materials. These were somewhat offset by the negative impact of an underweight to Financials, which outperformed the benchmark for the year.

Q. What were the leading detractors from performance?

A. Stock selection in the Information Technology sector was the primary detractor from relative return for the period, followed by selection in Consumer Staples. At the stock level, a health care name, Questcor Pharmaceuticals, which had been a major contributor in 2011, was the primary detractor at the stock level despite the company’s profitability and strong cash flow. Concerns persisted about its primary drug, Acthar Gel, after health care company Aetna changed its reimbursement policy with respect to the drug in September. Overweights to Consolidated Graphics Inc. and Jaguar Mining Inc. also detracted. All three stock level detractors had double digit negative returns for the period.

Thank you for your investment in Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

January 31, 2013

RISKS: Investments in small-cap companies may involve greater risks and volatility than investments in larger, more established companies. Small-cap companies may have limited product lines, markets or financial resources. The Fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of December 31, 2012 were: CNO Financial Group Inc. (0.8%), EMCOR Group Inc. (0.8%), Western Refining Inc. (0.8%), Ameristar Casinos Inc. (0.7%), Invesco Mortgage Capital Inc. (0.7%), Medicines Co. (0.7%), US Airways Group Inc. (0.7%), Coeur d’Alene Mines Corp. (0.7%), Convergys Corp. (0.7%) and Helix Energy Solutions Group Inc. (0.7%). Please refer to pages 12 through 24 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	5

their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2012 were: Financials (20.1%), Information Technology (16.5%), Industrials (15.6%), Consumer Discretionary (13.7%) and Health Care (12.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

iv	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

6	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2012 and December 31, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2012 and held for the six months ended December 31, 2012, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.99%	$1,000.00	$1,079.90	1.20%	$6.27	[3]	Class A	5.00%	$1,000.00	$1,019.10	1.20%	$6.09
Class A2[4]	4.41	1,000.00	1,044.10	1.05	1.82	[5]	Class A2	5.00	1,000.00	1,019.86	1.05	5.33
Class C	7.65	1,000.00	1,076.50	1.95	10.18	[3]	Class C	5.00	1,000.00	1,015.33	1.95	9.88
Class FI	8.05	1,000.00	1,080.50	1.20	6.28	[3]	Class FI	5.00	1,000.00	1,019.10	1.20	6.09
Class I	8.27	1,000.00	1,082.70	0.90	4.71	[3]	Class I	5.00	1,000.00	1,020.61	0.90	4.57
Class IS	8.26	1,000.00	1,082.60	0.75	3.93	[3]	Class IS	5.00	1,000.00	1,021.37	0.75	3.81

8	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2012, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

[4]	For the period October 31, 2012 (commencement of operations) to December 31, 2012.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (62), then divided by 366.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2†	Class C	Class FI	Class I	Class IS†
Twelve Months Ended 12/31/12	15.83%	N/A	14.95%	15.74%	16.50%	N/A
Five Years Ended 12/31/12	N/A	N/A	N/A	2.82	3.21	N/A
Ten Years Ended 12/31/12	N/A	N/A	N/A	N/A	8.03	N/A
Inception* through 12/31/12	19.31	4.41%	18.41	7.28	4.67	3.22%

With sales charges[2]	Class A	Class A2†	Class C	Class FI	Class I	Class IS†
Twelve Months Ended 12/31/12	9.16%	N/A	13.95%	15.74%	16.50%	N/A
Five Years Ended 12/31/12	N/A	N/A	N/A	2.82	3.21	N/A
Ten Years Ended 12/31/12	N/A	N/A	N/A	N/A	8.03	N/A
Inception* through 12/31/12	17.50	-1.63%	18.41	7.28	4.67	3.22%

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/5/09 through 12/31/12)	99.21%
Class A2 (Inception date of 10/31/12 through 12/31/12)	4.41
Class C (Inception date of 2/5/09 through 12/31/12)	93.44
Class FI (Inception date of 1/9/03 through 12/31/12)	101.53
Class I (12/31/02 through 12/31/12)	116.47
Class IS (Inception date of 3/23/12 through 12/31/12)	3.22

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, I and IS shares are February 5, 2009, October 31, 2012, February 5, 2009, January 9, 2003, March 13, 2000 and March 23, 2012, respectively.

10	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C Shares of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio vs. Russell 2000 Index† — February 5, 2009 - December 2012

Value of $1,000,000 invested in

Class FI Shares of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio vs. Russell 2000 Index† — January 9, 2003 - December 2012

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	11

Value of $1,000,000 invested in

Class I Shares of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio vs. Russell 2000 Index† — December 2002 - December 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class FI and I shares of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio on February 5, 2009 (commencement of operations), February 5, 2009 (commencement of operations), January 9, 2003 (commencement of operations) and December 31, 2002, respectively, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2012. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than Class A, C, FI and I shares performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

12	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Schedule of investments

December 31, 2012

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Common Stocks — 99.1%
Consumer Discretionary — 13.7%
Auto Components — 1.2%
Cooper Tire & Rubber Co.	135,200	$3,428,672
Standard Motor Products Inc.	153,681	3,414,792
Total Auto Components		6,843,464
Diversified Consumer Services — 0.5%
Coinstar Inc.	59,000	3,068,590	*
Hotels, Restaurants & Leisure — 2.6%
Ameristar Casinos Inc.	163,035	4,278,038
CEC Entertainment Inc.	82,947	2,753,011
Cheesecake Factory Inc.	10,500	343,560
Cracker Barrel Old Country Store Inc.	56,200	3,611,412
Red Robin Gourmet Burgers Inc.	26,919	949,971	*
Ruby Tuesday Inc.	280,000	2,200,800	*
Town Sports International Holdings Inc.	89,378	951,876
Total Hotels, Restaurants & Leisure		15,088,668
Household Durables — 0.7%
Beazer Homes USA Inc.	33,600	567,504	*
Flexsteel Industries Inc.	5,400	115,830
Hovnanian Enterprises Inc., Class A Shares	311,900	2,183,300	*
M.D.C. Holdings Inc.	17,300	635,948
VOXX International Corp.	96,860	651,868	*
Total Household Durables		4,154,450
Internet & Catalog Retail — 0.5%
HSN Inc.	34,352	1,892,108
Orbitz Worldwide Inc.	309,700	842,384	*
Total Internet & Catalog Retail		2,734,492
Leisure Equipment & Products — 1.5%
Arctic Cat Inc.	57,100	1,906,569	*
Leapfrog Enterprises Inc.	282,722	2,439,891	*
Smith & Wesson Holding Corp.	285,700	2,411,308	*
Sturm Ruger & Co. Inc.	43,842	1,990,427
Total Leisure Equipment & Products		8,748,195
Media — 1.3%
Ballantyne Strong Inc.	50,400	166,320	*
Belo Corp., Class A Shares	111,700	856,739
Journal Communications Inc.	115,724	626,067	*
Lin TV Corp., Class A Shares	116,300	875,739

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	13

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Media — continued
Scholastic Corp.	107,032	$3,163,866
Sinclair Broadcast Group, Inc.	161,300	2,035,606
Total Media		7,724,337
Multiline Retail — 0.2%
Dillard’s Inc., Class A Shares	16,000	1,340,320
Specialty Retail — 3.9%
Aaron’s Inc.	15,465	437,350
Ann Inc.	41,700	1,411,128	*
Ascena Retail Group Inc.	84,000	1,553,160	*
Buckle Inc.	42,500	1,897,200
Cabela’s Inc., Class A Shares	47,700	1,991,475	*
Conn’s Inc.	46,100	1,414,348	*
Express Inc.	144,400	2,178,996	*
Finish Line Inc., Class A Shares	92,800	1,756,704
Genesco. Inc.	38,200	2,101,000	*
Group 1 Automotive Inc.	37,700	2,337,023
HOT Topic Inc.	33,800	326,170
Penske Automotive Group Inc.	90,600	2,726,154
Rent-A-Center Inc.	66,181	2,273,979
Total Specialty Retail		22,404,687
Textiles, Apparel & Luxury Goods — 1.3%
Crocs Inc.	68,000	978,520	*
G-III Apparel Group Ltd.	33,400	1,143,282	*
Iconix Brand Group Inc.	63,500	1,417,320	*
Jones Group Inc.	166,300	1,839,278
Skechers USA Inc., Class A Shares	110,500	2,044,250	*
Total Textiles, Apparel & Luxury Goods		7,422,650
Total Consumer Discretionary		79,529,853
Consumer Staples — 3.3%
Food & Staples Retailing — 1.1%
Andersons Inc.	14,735	632,131
Harris Teeter Supermarkets Inc.	47,473	1,830,559
Nash Finch Co.	49,400	1,051,232
Pantry Inc.	51,050	619,237	*
Spartan Stores Inc.	39,834	611,850
SUPERVALU Inc.	163,000	402,610
Susser Holdings Corp.	37,800	1,303,722	*
Total Food & Staples Retailing		6,451,341

See Notes to Financial Statements.

14	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Food Products — 0.8%
Cal-Maine Foods Inc.	42,600	$1,713,372
Fresh Del Monte Produce Inc.	97,900	2,579,665
John B. Sanfilippo & Son Inc.	26,818	487,551
Total Food Products		4,780,588
Household Products — 0.5%
Spectrum Brands Holdings Inc.	61,600	2,767,688
Personal Products — 0.9%
Nu Skin Enterprises Inc., Class A Shares	57,365	2,125,373
Prestige Brands Holdings Inc.	86,093	1,724,443	*
USANA Health Sciences Inc.	37,780	1,244,096	*
Total Personal Products		5,093,912
Total Consumer Staples		19,093,529
Energy — 6.4%
Energy Equipment & Services — 2.4%
Bristow Group Inc.	43,200	2,318,112
C&J Energy Services Inc.	81,200	1,740,928	*
Helix Energy Solutions Group Inc.	186,200	3,843,168	*
Parker Drilling Co.	498,693	2,293,988	*
RPC Inc.	164,182	2,009,588
Tesco Corp.	18,760	213,676	*
Tetra Technology Inc.	57,367	1,517,357	*
TGC Industries Inc.	4,030	33,006
Total Energy Equipment & Services		13,969,823
Oil, Gas & Consumable Fuels — 4.0%
Berry Petroleum Co., Class A Shares	46,500	1,560,075
Delek US Holdings Inc.	78,500	1,987,620
Energy XXI (Bermuda) Ltd.	105,600	3,399,264
EPL Oil & Gas Inc.	77,800	1,754,390	*
Rosetta Resources Inc.	19,900	902,664	*
Stone Energy Corp.	136,900	2,809,188	*
Targa Resources Corp.	65,654	3,469,157
VAALCO Energy Inc.	375,002	3,243,767	*
Western Refining Inc.	159,600	4,499,124
Total Oil, Gas & Consumable Fuels		23,625,249
Total Energy		37,595,072

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	15

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Financials — 20.1%
Capital Markets — 1.5%
American Capital Ltd.	89,500	$1,074,000	*
Apollo Investment Corp.	242,000	2,023,120
Prospect Energy Corp.	256,472	2,787,851
Walter Investment Management Corp.	64,900	2,791,998	*
Total Capital Markets		8,676,969
Commercial Banks — 5.8%
BancorpSouth Inc.	194,100	2,822,214
Banner Corp.	40,781	1,253,200
Cardinal Financial Corp.	54,000	878,580
City Holding Co.	14,864	518,010
Community Bank System Inc.	46,780	1,279,901
Community Trust Bancorp Inc.	26,989	884,699
CVB Financial Corp.	25,770	268,008
First Interstate BancSystem Inc., Class A Shares	8,350	128,841
Hanmi Financial Corp.	239,030	3,248,418	*
International Bancshares Corp.	139,380	2,515,809
Investors Bancorp Inc.	17,500	311,150
Lakeland Financial Corp.	33,232	858,715
MB Financial Inc.	75,200	1,485,200
Old National Bancorp	235,800	2,798,946
PacWest Bancorp	127,044	3,148,150
PrivateBancorp Inc.	122,900	1,882,828
Sterling Financial Corp.	132,100	2,758,248
UMB Financial Corp.	25,280	1,108,275
Webster Financial Corp.	32,400	665,820
Wesbanco Inc.	67,800	1,506,516
Western Alliance Bancorp	57,467	605,128	*
Wilshire Bancorp Inc.	454,700	2,669,089	*
Total Commercial Banks		33,595,745
Consumer Finance — 2.1%
Cash America International Inc.	43,507	1,725,923
DFC Global Corp.	131,836	2,440,284	*
Encore Capital Group Inc.	49,600	1,518,752	*
Netspend Holdings Inc.	194,700	2,301,354	*
Portfolio Recovery Associates Inc.	27,300	2,917,278	*
World Acceptance Corp.	16,074	1,198,477	*
Total Consumer Finance		12,102,068

See Notes to Financial Statements.

16	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Insurance — 3.5%
American Equity Investment Life Holding Co.	241,880	$2,953,355
AmTrust Financial Services Inc.	45,250	1,298,222
CNO Financial Group Inc.	513,815	4,793,894
Enstar Group Ltd.	1,700	190,366	*
First American Financial Corp.	29,000	698,610
Horace Mann Educators Corp.	156,191	3,117,572
Meadowbrook Insurance Group Inc.	186,097	1,075,641
Montpelier Re Holdings Ltd.	37,023	846,346
National Financial Partners Corp.	204,296	3,501,633	*
Symetra Financial Corp.	71,800	931,964
Tower Group Inc.	67,619	1,201,590
Total Insurance		20,609,193
Real Estate Investment Trusts (REITs) — 6.4%
ARMOUR Residential REIT Inc.	324,700	2,100,809
Ashford Hospitality Trust	207,620	2,182,086
CBL & Associates Properties Inc.	75,400	1,599,234
Cedar Shopping Centers Inc.	78,500	414,480
CYS Investments Inc.	171,600	2,026,596
EPR Properties	67,100	3,093,981
First Industrial Realty Trust Inc.	118,490	1,668,339	*
Hatteras Financial Corp.	133,045	3,300,846
Home Properties Inc.	26,600	1,630,846
Invesco Mortgage Capital Inc.	211,900	4,176,549
LTC Properties Inc.	33,650	1,184,144
NorthStar Realty Finance Corp.	388,820	2,737,293
Pennymac Mortgage Investment Trust	99,480	2,515,849
RLJ Lodging Trust	151,700	2,938,429
Strategic Hotels & Resorts Inc.	184,800	1,182,720
Sunstone Hotel Investors Inc.	292,700	3,134,817	*
Two Harbors Investment Corp.	118,057	1,308,072
Total Real Estate Investment Trusts (REITs)		37,195,090
Thrifts & Mortgage Finance — 0.8%
Astoria Financial Corp.	55,900	523,224
EverBank Financial Corp.	66,300	988,533
First Defiance Financial Corp.	15,087	289,520
HomeStreet Inc.	37,820	966,301	*
Ocwen Financial Corp.	64,600	2,234,514	*
Total Thrifts & Mortgage Finance		5,002,092
Total Financials		117,181,157

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	17

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Health Care — 12.8%
Biotechnology — 2.5%
Affymax Inc.	72,500	$1,377,500	*
Alkermes PLC	112,900	2,090,908
Cubist Pharmaceuticals Inc.	90,101	3,789,648	*
Enzon Pharmaceuticals Inc.	18,700	82,841
PDL BioPharma Inc.	441,350	3,111,517
Pharmacyclics Inc.	42,900	2,483,910	*
SciClone Pharmaceuticals Inc.	413,580	1,782,530	*
Total Biotechnology		14,718,854
Health Care Equipment & Supplies — 3.2%
Align Technology Inc.	34,300	951,825	*
Analogic Corp.	16,000	1,188,800
Anika Therapeutics Inc.	22,500	223,650	*
CONMED Corp.	36,286	1,014,194
Cyberonics Incorporated	40,500	2,127,465	*
Cynosure Inc., Class A Shares	44,900	1,082,539	*
Integra LifeSciences Holdings Corp.	80,200	3,125,394	*
Invacare Corp.	135,276	2,204,999
Masimo Corp.	60,054	1,261,734
Natus Medical Inc.	29,100	325,338	*
RTI Biologics Inc.	63,500	271,145	*
STERIS Corp.	105,159	3,652,172
West Pharmaceutical Services Inc.	12,000	657,000
Wright Medical Group Inc.	19,100	400,909	*
Total Health Care Equipment & Supplies		18,487,164
Health Care Providers & Services — 3.3%
Amedisys Inc.	65,771	741,239	*
Bio-Reference Laboratories Inc.	132,059	3,788,773	*
Centene Corp.	29,832	1,223,112	*
Chemed Corp.	14,680	1,006,901
Five Star Quality Care Inc.	42,481	212,830	*
Gentiva Health Services Inc.	36,430	366,122	*
Magellan Health Services Inc.	59,410	2,911,090	*
National Healthcare Corp.	13,392	629,692
PharMerica Corp.	147,700	2,103,248	*
Radnet Inc.	19,500	49,335	*
Skilled Healthcare Group Inc., Class A Shares	84,430	537,819	*
Team Health Holdings Inc.	49,051	1,411,197	*

See Notes to Financial Statements.

18	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Health Care Providers & Services — continued
Universal American Corp.	154,240	$1,324,922
WellCare Health Plans Inc.	60,241	2,933,134	*
Total Health Care Providers & Services		19,239,414
Health Care Technology — 0.4%
Omnicell Inc.	143,360	2,131,763	*
Life Sciences Tools & Services — 0.4%
Affymetrix Inc.	241,916	766,874	*
Bio-Rad Laboratories Inc., Class A Shares	12,512	1,314,385	*
Total Life Sciences Tools & Services		2,081,259
Pharmaceuticals — 3.0%
Endocyte Inc.	108,800	977,024	*
Impax Laboratories Inc.	87,100	1,784,679	*
Jazz Pharmaceuticals PLC	37,500	1,995,000	*
Medicines Co.	171,033	4,099,661	*
Questcor Pharmaceuticals Inc.	106,400	2,843,008
Santarus Inc.	260,104	2,855,942	*
ViroPharma Inc.	140,250	3,192,090	*
Total Pharmaceuticals		17,747,404
Total Health Care		74,405,858
Industrials — 15.6%
Aerospace & Defense — 2.4%
Cubic Corp.	29,400	1,410,318
Curtiss-Wright Corp.	98,194	3,223,709
DigitalGlobe Inc.	20,900	510,796	*
Esterline Technologies Corp.	53,400	3,396,774	*
GenCorp Inc.	217,960	1,994,334	*
Taser International Inc.	236,600	2,115,204	*
Teledyne Technologies Inc.	19,630	1,277,324	*
Total Aerospace & Defense		13,928,459
Air Freight & Logistics — 0.1%
Park-Ohio Holdings Corp.	26,503	564,779	*
Airlines — 1.4%
Alaska Air Group Inc.	35,692	1,537,969	*
Hawaiian Holdings Inc.	37,407	245,764	*
JetBlue Airways Corp.	377,510	2,155,582	*
US Airways Group Inc.	303,200	4,093,200	*
Total Airlines		8,032,515

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	19

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Building Products — 0.4%
Apogee Enterprises Inc.	92,294	$2,212,287
Commercial Services & Supplies — 2.4%
CECO Environmental Corp.	27,700	275,615
Deluxe Corp.	79,100	2,550,184
Kimball International Inc., Class B Shares	14,500	168,345
Knoll Inc.	42,070	646,195
Steelcase Inc., Class A Shares	292,457	3,725,902
Sykes Enterprises Inc.	36,000	547,920	*
TeleTech Holdings Inc.	36,800	655,040	*
Unifirst Corp.	26,740	1,960,577
United Stationers Inc.	110,893	3,436,574
Viad Corp.	16,337	443,713
Total Commercial Services & Supplies		14,410,065
Construction & Engineering — 2.7%
Argan Inc.	94,300	1,697,400
Comfort Systems USA Inc.	16,500	200,640
EMCOR Group Inc.	132,127	4,572,915
Granite Construction Inc.	97,217	3,268,436
Great Lakes Dredge and Dock Co.	262,380	2,343,053
Michael Baker Corp.	21,250	529,763
MYR Group Inc.	135,400	3,012,650	*
Total Construction & Engineering		15,624,857
Electrical Equipment — 0.4%
AZZ Inc.	23,200	891,576
EnerSys	38,700	1,456,281	*
Total Electrical Equipment		2,347,857
Industrial Conglomerates — 0.4%
Standex International Corp.	21,026	1,078,423
Tredegar Corp.	68,121	1,391,031
Total Industrial Conglomerates		2,469,454
Machinery — 2.3%
Freightcar America Inc.	143,655	3,220,745
Hyster-Yale Materials Handling Inc.	32,928	1,606,886
Kadant Inc.	35,450	939,780	*
L.B. Foster Co., Class A	47,230	2,051,671
Miller Industries Inc.	54,216	826,794
Mueller Industries Inc.	25,200	1,260,756
Mueller Water Products Inc., Class A Shares	162,200	909,942

See Notes to Financial Statements.

20	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Machinery — continued
NACCO Industries Inc., Class A Shares	16,464	$999,200
Watts Water Technologies Inc., Class A Shares	46,427	1,995,897
Total Machinery		13,811,671
Professional Services — 1.2%
Corporate Executive Board Co.	18,256	866,430
ICF International Inc.	27,093	635,060	*
Insperity Inc.	9,233	300,626
Kelly Services Inc.	34,000	535,160
Navigant Consulting Inc.	185,271	2,067,624	*
Resources Connection Inc.	205,320	2,451,521
Total Professional Services		6,856,421
Road & Rail — 1.3%
AMERCO	18,100	2,295,261
Arkansas Best Corp.	18,800	179,540
Marten Transport Ltd.	70,386	1,294,399
Old Dominion Freight Line Inc.	64,350	2,205,918	*
Quality Distribution Inc.	35,616	213,696	*
Saia Inc.	54,550	1,261,196	*
Total Road & Rail		7,450,010
Trading Companies & Distributors — 0.5%
SeaCube Container Leasing Ltd.	31,100	586,235
TAL International Group Inc.	68,300	2,484,754
Total Trading Companies & Distributors		3,070,989
Transportation Infrastructure — 0.1%
Wesco Aircraft Holdings Inc.	25,100	331,571	*
Total Industrials		91,110,935
Information Technology — 16.5%
Communications Equipment — 2.4%
Arris Group Inc.	216,600	3,236,004	*
Aruba Networks Inc.	58,000	1,203,500	*
Emulex Corp.	211,100	1,541,030	*
Harmonic Inc.	337,919	1,713,249	*
Ixia	160,600	2,726,988	*
NETGEAR Inc.	67,093	2,644,806	*
Plantronics Inc.	31,900	1,176,153
Total Communications Equipment		14,241,730

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	21

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Computers & Peripherals — 0.3%
Datalink Corp.	18,500	$158,175	*
Electronics for Imaging Inc.	26,050	494,690	*
Intermec Inc.	59,400	585,684	*
Xyratex Ltd.	71,100	597,951
Total Computers & Peripherals		1,836,500
Electronic Equipment, Instruments & Components — 2.9%
Anixter International Inc.	53,900	3,448,522
Badger Meter Inc.	22,100	1,047,761
Checkpoint Systems Inc.	23,235	249,544	*
CTS Corp.	20,880	221,954
DTS Inc.	28,200	470,940	*
Insight Enterprises Inc.	81,210	1,410,618	*
KEMET Corp.	196,283	987,303	*
MTS System Corp.	6,600	336,138
Plexus Corp.	100,000	2,580,000	*
Sanmina Corp.	272,400	3,015,468	*
SYNNEX Corp.	82,060	2,821,223	*
Vishay Precision Group Inc.	12,400	163,928	*
Total Electronic Equipment, Instruments & Components		16,753,399
Internet Software & Services — 1.5%
Dealertrack Technologies Inc.	20,300	583,016	*
Digital River Inc.	101,100	1,454,829	*
Monster Worldwide Inc.	412,500	2,318,250	*
United Online Inc.	222,324	1,242,791
Vocus Inc.	150,300	2,612,214	*
Web.com Group Inc.	31,600	467,680	*
Total Internet Software & Services		8,678,780
IT Services — 2.6%
Acxiom Corp.	68,216	1,191,051	*
Ciber Inc.	295,278	986,229	*
Convergys Corp.	237,750	3,901,478
CSG Systems International Inc.	56,376	1,024,916	*
Global Cash Access Inc.	280,282	2,197,411	*
Heartland Payment Systems Inc.	39,600	1,168,200
Syntel Inc.	27,414	1,469,116
Unisys Corp.	129,013	2,231,925	*
Virtusa Corp.	55,859	917,763	*
Total IT Services		15,088,089

See Notes to Financial Statements.

22	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Semiconductors & Semiconductor Equipment — 3.5%
Advanced Energy Industries Inc.	44,000	$607,640	*
Amkor Technology Inc.	581,000	2,469,250	*
Cirrus Logic Inc.	83,700	2,424,789	*
Diodes Inc.	33,800	586,430	*
DSP Group Inc.	65,651	378,150	*
FormFactor Inc.	431,500	1,967,640	*
Integrated Silicon Solutions Inc.	172,999	1,556,991	*
IXYS Corp.	25,000	228,500
Kulicke & Soffa Industries Inc.	172,200	2,064,678	*
Micrel Inc.	110,700	1,051,650
Microsemi Corp.	33,700	709,048	*
Photronics Inc.	500,094	2,980,560	*
RF Micro Devices Inc.	304,900	1,365,952	*
Rudolph Technologies Inc.	45,670	614,262	*
Spansion Inc.	89,329	1,242,566	*
Total Semiconductors & Semiconductor Equipment		20,248,106
Software — 3.3%
Actuate Corp.	199,945	1,119,692	*
EPIQ Systems Inc.	40,940	523,213
Fair Isaac Corp.	71,800	3,017,754
Net 1 UEPS Technologies Inc.	44,910	229,490	*
NetScout Systems Inc.	104,665	2,720,243	*
Parametric Technology Corp.	138,303	3,113,201	*
Progress Software Corp.	156,573	3,286,467	*
Telecommunication Systems Inc., Class A Shares	169,501	418,668	*
Ultimate Software Group Inc.	23,700	2,237,517	*
Websense Inc.	162,500	2,444,000	*
Total Software		19,110,245
Total Information Technology		95,956,849
Materials — 6.2%
Chemicals — 1.8%
Georgia Gulf Corp.	67,200	2,774,016
H.B. Fuller Co.	61,982	2,158,213
Koppers Holdings Inc.	12,833	489,579
Minerals Technologies Inc.	43,800	1,748,496
PolyOne Corp.	108,750	2,220,675
Spartech Corp.	19,900	180,493	*
Westlake Chemical Corp.	7,800	618,540
Total Chemicals		10,190,012

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	23

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security	Shares	Value
Construction Materials — 0.2%
Headwaters Inc.	168,357	$1,441,136	*
Containers & Packaging — 0.1%
Myers Industrials Inc.	37,200	563,580
Metals & Mining — 2.1%
Century Aluminum Co.	81,350	712,626	*
Coeur d’Alene Mines Corp.	161,000	3,960,600	*
Golden Star Resources Ltd.	1,467,781	2,700,717	*
Handy & Harman Ltd.	11,000	165,770	*
Hecla Mining Co.	218,000	1,270,940
Kaiser Aluminum Corp.	21,800	1,344,842
SunCoke Energy Inc.	100,938	1,573,624	*
Worthington Industries Inc.	27,000	701,730
Total Metals & Mining		12,430,849
Paper & Forest Products — 2.0%
Buckeye Technologies Inc.	90,700	2,603,997
Domtar Corp.	5,800	484,416
Louisiana-Pacific Corp.	159,900	3,089,268	*
Neenah Paper Inc.	62,873	1,789,994
Resolute Forest Products	113,800	1,506,712	*
Schweitzer-Mauduit International Inc.	48,070	1,876,172
Total Paper & Forest Products		11,350,559
Total Materials		35,976,136
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 0.7%
HickoryTech Corp.	8,256	80,331
magicJack VocalTec Ltd.	90,600	1,649,826	*
Vonage Holdings Corp.	1,005,620	2,383,319	*
Total Diversified Telecommunication Services		4,113,476
Wireless Telecommunication Services — 0.3%
USA Mobility Inc.	135,358	1,580,982
Total Telecommunication Services		5,694,458
Utilities — 3.5%
Electric Utilities — 2.0%
Cleco Corp.	26,900	1,076,269
El Paso Electric Co.	96,250	3,071,337
PNM Resources Inc.	136,200	2,793,462
Portland General Electric Co.	118,522	3,242,762
UNS Energy Corp.	37,350	1,584,387
Total Electric Utilities		11,768,217

See Notes to Financial Statements.

24	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Schedule of investments (cont’d)

December 31, 2012

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Security			Shares	Value
Gas Utilities — 1.1%
Chesapeake Utilities Corp.			11,900	$540,260
Piedmont Natural Gas Co. Inc.			106,484	3,334,014
Southwest Gas Corp.			52,400	2,222,284
Total Gas Utilities				6,096,558
Multi-Utilities — 0.4%
Avista Corp.			35,650	859,522
NorthWestern Corp.			47,350	1,644,465
Total Multi-Utilities				2,503,987
Total Utilities				20,368,762
Total Investments before Short-Term Investments (Cost — $535,129,731)				576,912,609

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.8%
Repurchase Agreements — 0.8%
Interest in $500,000,000 joint tri-party repurchase agreement dated 12/31/12 with RBS Securities Inc.; Proceeds at maturity — $4,448,054; (Fully collateralized by various U.S. government agency obligations, 0.000% to 0.625% due 6/19/13 to 9/30/17; Market value — $4,536,993) (Cost — $4,448,000)	0.220%	1/2/13	$4,448,000	4,448,000
Total Investments — 99.9% (Cost — $539,577,731#)				581,360,609
Other Assets in Excess of Liabilities — 0.1%				543,232
Total Net Assets — 100.0%				$581,903,841

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $539,958,195.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	25

Statement of assets and liabilities

December 31, 2012

Assets:
Investments, at value (Cost — $539,577,731)	$581,360,609
Dividends and interest receivable	807,618
Receivable for Fund shares sold	531,983
Receivable for securities sold	203,275
Cash	92
Prepaid expenses	73,541
Total Assets	582,977,118

Liabilities:
Payable for Fund shares repurchased	616,211
Investment management fee payable	322,889
Service and/or distribution fees payable	8,223
Trustees’ fees payable	1,890
Accrued expenses	124,064
Total Liabilities	1,073,277
Total Net Assets	$581,903,841

Net Assets:
Par value (Note 7)	$535
Paid-in capital in excess of par value	542,840,884
Undistributed net investment income	800,702
Accumulated net realized loss on investments and futures contracts	(3,521,158)
Net unrealized appreciation on investments	41,782,878
Total Net Assets	$581,903,841

Shares Outstanding:
Class A	1,543,443
Class A2	32,285
Class C	474,620
Class FI	84,464
Class I	857,669
Class IS	50,469,088

Net Asset Value:
Class A (and redemption price)	$10.94
Class A2 (and redemption price)	$10.93
Class C*	$10.69
Class FI (and redemption price)	$10.68
Class I (and redemption price)	$11.00
Class IS (and redemption price)	$10.88
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$11.61
Class A2 (based on maximum initial sales charge of 5.75%)	$11.60

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

26	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Statement of operations

For the Year Ended December 31, 2012

Investment Income:
Dividends	$10,856,234
Interest	8,725
Total Investment Income	10,864,959

Expenses:
Investment management fee (Note 2)	3,472,725
Transfer agent fees (Note 5)	156,377
Legal fees	135,186
Service and/or distribution fees (Notes 2 and 5)	103,799
Registration fees	85,547
Trustees’ fees	84,637
Fund accounting fees	55,909
Audit and tax	30,044
Shareholder reports	15,657
Insurance	9,146
Custody fees	8,342
Fees recaptured by investment manager (Note 2)	542
Miscellaneous expenses	24,907
Total Expenses	4,182,818
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(205,747)
Net Expenses	3,977,071
Net Investment Income	6,887,888

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	15,665,695
Futures contracts	1,297,081
Net Realized Gain	16,962,776
Change in Net Unrealized Appreciation (Depreciation)	23,191,742
Net Gain on Investments and Futures Contracts	40,154,518
Increase in Net Assets From Operations	$47,042,406

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	27

Statements of changes in net assets

For the Years Ended December 31,	2012	2011

Operations:
Net investment income	$6,887,888	$751,448
Net realized gain	16,962,776	30,137,964
Change in net unrealized appreciation (depreciation)	23,191,742	(36,465,973)
Increase (Decrease) in Net Assets From Operations	47,042,406	(5,576,561)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(6,711,906)	(172,542)
Decrease in Net Assets From Distributions to Shareholders	(6,711,906)	(172,542)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	650,179,298	29,284,838
Reinvestment of distributions	3,093,560	172,079
Cost of shares repurchased	(356,573,011)	(42,604,644)
Increase (Decrease) in Net Assets From Fund Share Transactions	296,699,847	(13,147,727)
Increase (Decrease) in Net Assets	337,030,347	(18,896,830)

Net Assets:
Beginning of year	244,873,494	263,770,324
End of year*	$581,903,841	$244,873,494
* Includes undistributed net investment income of:	$800,702	$624,720

See Notes to Financial Statements.

28	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1,2]	2012	2011	2010		2009[3]

Net asset value, beginning of year	$9.50	$9.74	$7.59		$5.53

Income (loss) from operations:
Net investment income (loss)	0.09	0.01	(0.01)		0.01
Net realized and unrealized gain (loss)	1.41	(0.24)	2.12		2.05
Proceeds from settlement of a regulatory matter	—	—	0.04		—
Total income (loss) from operations	1.50	(0.23)	2.15		2.06

Less distributions from:
Net investment income	(0.06)	(0.01)	(0.00)	[4]	—
Total distributions	(0.06)	(0.01)	(0.00)	[4]	—

Net asset value, end of year	$10.94	$9.50	$9.74		$7.59
Total return[5]	15.83%	(2.40)%	28.39%[6]		37.25%

Net assets, end of year (000s)	$16,889	$18,142	$20,994		$18,657

Ratios to average net assets:
Gross expenses	1.24%	1.23%[7]	1.38%		1.36%[8,9]
Net expenses[10]	1.21 [11,12]	1.23 [7,11]	1.33	[11,12]	1.36 [8,9]
Net investment income (loss)	0.82	0.03	(0.14)		0.23 [8]

Portfolio turnover rate	57%	49%	41%		52%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	For the period February 5, 2009 (commencement of operations) to December 31, 2009.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 27.86%. Class A received $96,776 related to this distribution.

[7]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[8]	Annualized.

[9]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.36%.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager intends to voluntarily waive fees and/or reimburse expenses so that total annual operation expenses do not exceed 1.20%.

[12]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	29

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A2 Shares[1]	2012[2]

Net asset value, beginning of period	$10.58

Income from operations:
Net investment income	0.07
Net realized and unrealized gain	0.40
Total income from operations	0.47

Less distributions from:
Net investment income	(0.12)
Total distributions	(0.12)

Net asset value, end of period	$10.93
Total return[3]	4.41%

Net assets, end of period (000s)	$353

Ratios to average net assets:
Gross expenses[4]	1.20%
Net expenses[4,5,6]	1.05
Net investment income[4]	3.98

Portfolio turnover rate	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2012 (commencement of operations) to December 31, 2012.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expenses on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager intends to voluntarily waive fees and/or reimburse expenses so that total annual operation expenses do not exceed 1.40%.

See Notes to Financial Statements.

30	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1,2]	2012	2011	2010	2009[3]

Net asset value, beginning of year	$9.30	$9.61	$7.54	$5.53

Income (loss) from operations:
Net investment income (loss)	0.01	(0.07)	(0.07)	(0.03)
Net realized and unrealized gain (loss)	1.38	(0.23)	2.10	2.04
Proceeds from settlement of a regulatory matter	—	—	0.04	—
Total income (loss) from operations	1.39	(0.30)	2.07	2.01

Less distributions from:
Net investment income	—	(0.01)	—	—
Total distributions	—	(0.01)	—	—

Net asset value, end of year	$10.69	$9.30	$9.61	$7.54
Total return[4]	14.95%	(3.16)%	27.45%[5]	36.35%

Net assets, end of year (000s)	$5,073	$5,330	$6,032	$5,521

Ratios to average net assets:
Gross expenses	2.06%[6]	2.08%[6]	2.19%	2.14%[7,8]
Net expenses[9]	1.97 [6,10,11]	2.05 [6,10,11]	2.09 [10,11]	2.14 [7,8]
Net investment income (loss)	0.07	(0.78)	(0.90)	(0.56) [7]

Portfolio turnover rate	57%	49%	41%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	For the period February 5, 2009 (commencement of operations) to December 31, 2009.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 26.92%. Class C received $29,199 related to this distribution.

[6]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[7]	Annualized.

[8]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 2.14%.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager intends to voluntarily waive fees and/or reimburse expenses so that total annual operation expenses do not exceed 1.95%.

[11]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	31

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class FI Shares[1,2,3]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$9.27	$9.51	$7.45	$5.83	$9.43

Income (loss) from operations:
Net investment income (loss)	0.10	(0.00) [4]	(0.01)	0.02	(0.01)
Net realized and unrealized gain (loss)	1.36	(0.23)	2.09	1.60	(3.52)
Total income (loss) from operations	1.46	(0.23)	2.08	1.62	(3.53)

Less distributions from:
Net investment income	(0.05)	(0.01)	(0.02)	—	(0.07)
Total distributions	(0.05)	(0.01)	(0.02)	—	(0.07)

Net asset value, end of year	$10.68	$9.27	$9.51	$7.45	$5.83
Total return[5]	15.74%	(2.46)%	27.93%	27.79%	(37.72)%

Net assets, end of year (000s)	$902	$746	$747	$600	$418

Ratios to average net assets:
Gross expenses	1.53%[6]	1.37%[6]	1.51%	1.42%[7]	1.34%
Net expenses[8,9]	1.22 [6,10]	1.30 [6,10]	1.27 [10,11]	1.20 [7,11]	1.19
Net investment income (loss)	0.87	(0.02)	(0.07)	0.36	(0.08)

Portfolio turnover rate	57%	49%	41%	52%	93%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed as Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[6]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.40% and 1.18%, respectively.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager intends to voluntarily waive fees and/or reimburse expenses so that total annual operation expenses do not exceed 1.20%.

[11]

As a result of a contractual expense limitation, until April 30, 2010, the ratio of expenses, other than interest, brokerage commissions, taxes and extraordinary expenses, to average net assets of Class FI shares did not exceed 1.20%.

See Notes to Financial Statements.

32	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1,2,3]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$9.47	$9.68	$7.61	$5.95	$9.60

Income (loss) from operations:
Net investment income	0.05	0.04	0.02	0.04	0.02
Net realized and unrealized gain (loss)	1.51	(0.24)	2.12	1.63	(3.59)
Total income (loss) from operations	1.56	(0.20)	2.14	1.67	(3.57)

Less distributions from:
Net investment income	(0.03)	(0.01)	(0.07)	(0.01)	(0.01)
Net realized gains	—	—	—	—	(0.07)
Total distributions	(0.03)	(0.01)	(0.07)	(0.01)	(0.08)

Net asset value, end of year	$11.00	$9.47	$9.68	$7.61	$5.95
Total return[4]	16.50%	(2.11)%	28.19%	28.16%	(37.49)%

Net assets, end of year (000s)	$9,438	$220,655	$235,997	$186,801	$164,591

Ratios to average net assets:
Gross expenses	0.89%	0.94%[5]	0.96%[5]	0.93%[6]	0.84%
Net expenses[7]	0.89 [8,9]	0.94 [5,8]	0.96 [5,8,10]	0.89 [6,9,10]	0.84
Net investment income	0.47	0.33	0.25	0.65	0.22

Portfolio turnover rate	57%	49%	41%	52%	93%

[1]	On October 5, 2009, Institutional Class shares were renamed as Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Represents a share of capital stock outstanding prior to April 30, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.91% and 0.87%, respectively.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

Effective April 30, 2010, as a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent. The manager intends to voluntarily waive fees and/or reimburse expenses so that total annual operation expenses do not exceed 0.90%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of a contractual expense limitation, until April 30, 2010, the ratio of expenses, other than interest, brokerage commissions, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.95%.

See Notes to Financial Statements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	33

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2012[3]

Net asset value, beginning of period	$10.67

Income from operations:
Net investment income	0.13
Net realized and unrealized gain	0.21
Total income from operations	0.34

Less distributions from:
Net investment income	(0.13)
Total distributions	(0.13)

Net asset value, end of period	$10.88
Total return[4]	3.22%

Net assets, end of period (000s)	$549,249

Ratios to average net assets:
Gross expenses[5]	0.79%
Net expenses[5,6,7,8]	0.74
Net investment income[5]	1.58

Portfolio turnover rate	57%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Represents a share of capital stock outstanding prior to April 30, 2012.

[3]	For the period March 23, 2012 (commencement of operations) to December 31, 2012.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

34	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On April 30, 2012, the Fund was reorganized as a new series of the Trust. Prior to April 30, 2012, the Fund was organized as a series of Legg Mason Charles Street Trust, Inc., a Maryland corporation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	35

value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

36	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$576,912,609	—	—	$576,912,609
Short -term investments†	—	$4,448,000	—	4,448,000
Total investments	$576,912,609	$4,448,000	—	$581,360,609

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	37

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable

38	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment advisory and management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s investment adviser. Effective February 2013, Western Asset Management Company (“Western Asset”) manages the cash and short term instruments. LMPFA, Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments which effective February 2013 is provided by Western Asset. To the extent LMPFA receives a management fee after taking into accounts its contractual obligation to limit expenses as discussed below, LMPFA will pay Batterymarch and Western Asset the entire management fee it received from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS did not exceed 1.30%, 1.50%, 2.05%, 1.30%, 1.00%, and 0.75%, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager intends to voluntarily waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.20%, 1.40%, 1.95%, 1.20%, and 0.90% for Class A, A2, C, FI, and I shares, respectively.

During the year ended December 31, 2012, fees waived and/or expenses reimbursed amounted to $205,747.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	39

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at December 31, 2012, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2*	Class C	Class FI	Class I	Class IS**
Expires December 31, 2013	—	—	$2,282	$1,301	—	—
Expires December 31, 2014	—	—	1,840	570	—	—
Expires December 31, 2015	$7,146	$47	4,689	2,618	$135	$191,112
Fee waivers/expense reimbursement subject to recapture	$7,146	$47	$8,811	$4,489	$135	$191,112

*	For the period October 31, 2012 (commencement of operations) to December 31, 2012.

**	For the period March 23, 2012 (commencement of operations) to December 31, 2012.

For the year ended December 31, 2012, LMPFA recaptured $263, and $279 for Class C and FI shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for Class A shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2012, LMIS and its affiliates received sales charges of $769 and $229 on sales of the Fund’s Class A and Class A2 shares. In addition, for the year ended December 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$12	$22

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

40	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$574,761,679
Sales	278,914,723

At December 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$74,053,929
Gross unrealized depreciation	(32,651,515)
Net unrealized appreciation	$41,402,414

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

At December 31, 2012, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2012. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN ON DERIVATIVES RECOGNIZED
Equity Risk
Futures contracts	$1,297,081

During the year ended December 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$6,545,197

†	At December 31, 2012 there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of the class. The Rule 12b-1 plan for Class FI shares provides for payments of distribution and service fees to LMIS at an annual rate of up to 0.40% of the class’s average net assets, subject to the authority of the Board of Trustees of the Fund to set a lower

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	41

amount. The Board of Trustees has currently approved payments under the plan of 0.25% of the average daily net assets of Class FI shares. Service and distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$47,002	$38,432
Class A2†	79	20
Class C	54,592	14,321
Class FI	2,126	3,843
Class I	—	73,065
Class IS‡	—	26,696
Total	$103,799	$156,377

†	For the period October 31, 2012 (commencement of operations) to December 31, 2012.

‡	For the period March 23, 2012 (commencement of operations) to December 31, 2012.

For the year ended December 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$7,146
Class A2†	47
Class C	4,689
Class FI	2,618
Class I	135
Class IS‡	191,112
Total	$205,747

†	For the period October 31, 2012 (commencement of operations) to December 31, 2012.

‡	For the period March 23, 2012 (commencement of operations) to December 31, 2012.

6. Distributions to shareholders by class

	Year Ended December 31, 2012	Year Ended December 31, 2011
Net Investment Income:
Class A	$97,092	$13,207
Class A2†	3,653	—
Class C	—	3,977
Class FI	4,066	527
Class I	27,639	154,831
Class IS‡	6,579,456	—
Total	$6,711,906	$172,542

†	For the period October 31, 2012 (commencement of operations) to December 31, 2012.

‡	For the period March 23, 2012 (commencement of operations) to December 31, 2012.

42	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

7. Shares of beneficial interest

At December 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. On April 30, 2012, the Fund was reorganized as a new series of the Trust.

Prior to April 30, 2012, the Fund was a series of a Maryland corporation and had 500 million shares authorized at $0.001 par value for each of the Class A, Class C, Class FI, Class I and Class IS shares of the Fund.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	198,338	$1,953,814	130,844	$1,334,963
Shares issued on reinvestment	8,780	94,818	1,278	12,758
Shares repurchased	(573,173)	(5,908,139)	(377,469)	(3,757,834)
Net decrease	(366,055)	$(3,859,507)	(245,347)	$(2,410,113)

Class A2†
Shares sold	31,998	$338,385	—	—
Shares issued on reinvestment	339	3,653	—	—
Shares repurchased	(52)	(573)	—	—
Net increase	32,285	$341,465	—	—

Class C
Shares sold	14,575	$146,552	46,111	$460,495
Shares issued on reinvestment	—	—	403	3,963
Shares repurchased	(113,237)	(1,169,817)	(100,841)	(965,152)
Net decrease	(98,662)	$(1,023,265)	(54,327)	$(500,694)

Class FI
Shares sold	7,861	$79,184	7,514	$73,207
Shares issued on reinvestment	386	4,066	55	527
Shares repurchased	(4,269)	(41,086)	(5,589)	(53,806)
Net increase	3,978	$42,164	1,980	$19,928

Class I
Shares sold	635,668	$6,624,551	2,747,541	$27,416,173
Shares issued on reinvestment	2,545	27,639	15,577	154,831
Shares repurchased	(23,075,572)	(242,426,296)	(3,837,362)	(37,827,852)
Net decrease	(22,437,359)	$(235,774,106)	(1,074,244)	$(10,256,848)

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	43

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount

Class IS‡
Shares sold	60,549,383	$641,036,812	—	—
Shares issued on reinvestment	278,053	2,963,384	—	—
Shares repurchased	(10,358,348)	(107,027,100)	—	—
Net increase	50,469,088	$536,973,096	—	—

†	For the period October 31, 2012 (commencement of operations) to December 31, 2012.

‡	For the period March 23, 2012 (commencement of operations) to December 31, 2012. During the period Class I shareholders exchanged $234,958,577 into Class IS.

8. Line of credit

The Fund, along with certain other Legg Mason Funds, participates in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matures on February 28, 2013. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2012. The Fund does not intend to renew the Credit Agreement.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2012	2011
Distributions paid from:
Ordinary Income	$6,711,906	$172,542

As of December 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$861,540
Undistributed long-term capital gains — net	730,201
Total undistributed earnings	$1,591,741
Capital loss carryforward*	(3,915,704)
Other book/tax temporary differences(a)	(16,029)
Unrealized appreciation (depreciation)(b)	41,402,414
Total accumulated earnings (losses) — net	$39,062,422

*

During the taxable year ended December 31, 2012, the Fund utilized $ 16,152,443 of its capital loss carryforward available from prior years. As of December 31, 2012, the Fund had the following net capital loss carryforwards remaining:

44	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report

Notes to financial statements (cont’d)

Year of Expiration	Amount
12/31/2015	$(148,780)
12/31/2016	(3,766,924)
$(3,915,704)

These amounts will be available to offset any future taxable capital gains.

In addition, the Fund's capital loss carryforward is subject to an annual limitation of $978,926 due to a prior year reorganization.

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses and book/tax differences in the treatment of distributions from real estate investment trusts.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio 2012 Annual Report	45

Report of independent registered public

accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and to the Shareholders of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at December 31, 2012, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2013

46	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Board approval of investment management and advisory agreements (unaudited)

At its November 2012 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the investment management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the investment advisory agreement (the “Advisory Agreement”) with Batterymarch Financial Management, Inc. (the “Adviser”). The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), met on October 11, 2012, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager and the Adviser to assist the Board, and in particular the Independent Trustees, in considering renewal of the Management and Advisory Agreements, respectively. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the materials provided, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. The Independent Trustees further discussed renewal of the Management and Advisory Agreements in an executive session held on November 15, 2012.

In voting to approve continuance of the Agreements, the Board, including the Independent Trustees, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement and the Advisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Adviser, under the Management and Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Adviser and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Adviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Adviser and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	47

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager and the Adviser and the oversight provided by the Manager. The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. In addition, the Trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted the recent favorable performance of the Fund, placing the Fund in the third quintile for the since inception month-end (March, 2012) to June 30, 2012 period for the Fund’s Class IS Shares. The Board also considered information provided through the Fund’s quarterly performance reports regarding the longer-term performance of the Fund’s Class I Shares for the one, three, five and ten year periods ended June 30, 2012, which ranked in the third, first, fourth and fifth quintiles, respectively. The Board considered the analysis provided by the Adviser of the reasons for the underperformance of its stock selection model during specific periods and the actions taken by the Adviser in response. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered, the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and advisory services provided by the Manager and the Adviser, respectively. The Board noted that the Manager, and not the Fund, pays the fee to the Adviser. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees waived and expense reimbursements by the Manager which partially reduced the management fee paid to the Manager) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and the Adviser charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager

48	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Board approval of investment management and advisory agreements (unaudited) (cont’d)

reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Adviser. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were less than average (first quintile) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2012, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex, the Board concluded that although there were no current breakpoints, any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided by the Manager regarding intermediary arrangements.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	49

In light of the structure of the fees, the costs of providing investment management and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

50	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years

Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly: Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002-2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).

Number of funds in fund complex overseen by Trustee	14
Other board memberships held by Trustee	None
Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	14
Other board memberships held by Trustee	None
Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	14
Other board memberships held by Trustee	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WAFixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	51

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	14
Other board memberships held by Trustee	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other board memberships held by Trustee	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 35 portfolios.
Other board memberships held by Trustee	Director of TICC Capital Corp.

52	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	14
Other board memberships held by Trustee	None
Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	14
Other board memberships held by Trustee	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	53

Interested Trustee[3]
R. Jay Gerken Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Trust	Chairman, President and Trustee
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 161 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee	None
Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

54	Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Christopher Berarducci Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Fund are elected to serve until their successors are elected and qualified. Trustees of the Fund serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Gerken is considered to be an interested person, as defined in the 1940 Act, of the Fund on the basis of his current employment with the Fund’s investment adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as his ownership of Legg Mason, Inc. stock.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio	55

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2012:

Record date:	6/18/2012	12/26/2012
Payable date:	6/19/2012	12/27/2012
Ordinary income:
Qualified dividend income for individuals	100.00%	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%	100.00%

Please retain this information for your records.

Legg Mason Batterymarch

U.S. Small Capitalization Equity Portfolio

Trustees

R. Jay Gerken Chairman

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Batterymarch Financial Management, Inc.

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio

Legg Mason Funds

620 Eighth Avenue New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch U.S. Small Capitalization Equity Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013159 2/13 SR13-1859

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2011and December 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,748 in December 31, 2011 and $161,900 in December 31, 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2011 and $8,500 in December 31, 2012.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,600 in December 31, 2011 and $24,695 in December 31, 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2011 and $3,306 in December 31, 2012, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2011 and December 31, 2012; Tax Fees were 100% and 100% for December 31, 2011 and December 31, 2012; and Other Fees were 100% and 100% for December 31, 2011 and December 31, 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chairman and President
Legg Mason Global Asset Management Trust

Date:	February 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chairman and President
Legg Mason Global Asset Management Trust

Date:	February 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Global Asset Management Trust

Date:	February 25, 2013